Estate of Bernard Chaus


                                                        November 9, 1994

          Board of Directors
          Bernard Chaus, Inc.
          1410 Broadway
          New York, New York  10018

                        Re: Extension of Due Date on Subordinated Notes of Bernard Chaus, Inc. (the "Company")

          Gentlemen:

          Reference is made to the Subordinated Notes payable to the Estate of Bernard Chaus by the Company which are set forth on Schedule A (the "Notes"), each of which become due and payable on July 1,
          1995.   In view of the covenants under the Company's credit
          facility with BNY Financial Corp. which continue to prohibit payments of interest or principal under the Notes, the undersigned has agreed to extend the maturity date of the Notes for 90 days. This letter shall constitute an amendment to each of the Notes to extend the due date thereof until October 1, l995. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Notes, as they may have been previously amended, shall remain in full force and effect.


                                        Very truly yours,


                                        Estate of Bernard Chaus

                                        By:      /s/ Josephine Chaus
                                                Josephine Chaus
                                                Executrix


                                        By:      /s/ Daniel Rosenbloom
                                                Daniel Rosenbloom
                                                Executor


          Accepted and agreed to:

          Bernard Chaus, Inc.

          By:  /s/  Wayne Miller
          Date:  11/9/94


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                          Subordinated Notes



          Payor:        Bernard Chaus, Inc.
          Payee:        Estate of Bernard Chaus


                Principal Amount                                        Date

                $7,365,000                      6/30/86 as amended by letters
                                                 dated 6/15/88, 5/17/90,
                                                 2/21/91, 7/31/91, 10/30/92,
                                                 9/9/93, 10/18/93 and 12/31/93

                $  208,716                      8/1/93 as amended by letter
                                                 dated 10/18/93

                $1,000,000*                     8/1/93 as amended by letters
                                                 dated 10/18/93 and 12/31/93

                $  311,500                      8/1/93 as amended by letters
                                                 dated 10/18/93 and 12/31/93

                $  181,056                      12/31/93

                $  412,950                      12/31/93





          *Principal on this note has been paid;
           only accrued interest remains unpaid